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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934




       Date of Report (Date of earliest event reported): December 16, 2003




                               APACHE CORPORATION
               (Exact name of registrant as specified in Charter)


          DELAWARE                   1-4300                   41-0747868
(State or Other Jurisdiction       (Commission             (I.R.S. Employer
      of Incorporation)           File Number)          Identification Number)


                             2000 POST OAK BOULEVARD
                                    SUITE 100
                            HOUSTON, TEXAS 77056-4400
                    (Address of Principal Executive Offices)


       Registrant's telephone number, including area code: (713) 296-6000

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ITEM 5. OTHER EVENTS

On December 16, 2003, Apache Corporation ("Apache") filed with the Delaware Secretary of State a Certificate of Elimination with respect to Apache's previously outstanding Series C Preferred Stock. On December 17, 2003, Apache filed with the Delaware Secretary of State an Agreement and Plan of Merger under which Apache Clearwater Operations, Inc., a Delaware corporation and a wholly owned subsidiary of Apache, was merged with and into Apache, effective as of December 31, 2003. On January 5, 2004, Apache filed with the Delaware Secretary of State a Certificate of Amendment to Apache's Restated Certificate of Incorporation providing for an increase in the number of authorized shares of Apache's common stock and reducing the par value thereof, all effective as of January 13, 2004. As previously announced, the Certificate of Amendment was approved by the holders of Apache's common stock at the special meeting of shareholders held on December 18, 2003.

The Certificate of Elimination, the Agreement and Plan of Merger and the Certificate of Amendment are each listed under Item 7, as Exhibits 99.1, 99.2, and 99.3, respectively, and are incorporated herein by reference. Apache's Restated Certificate of Incorporation, dated December 16, 1999, was filed with the Delaware Secretary of State on December 17, 1999 and is incorporated herein by reference to Exhibit 99.1 to Apache's Current Report on Form 8-K, dated December 17, 1999.




                                       1
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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)      EXHIBITS.


EXHIBIT NO.                DESCRIPTION
-----------                -----------

99.1                       Restated Certificate of Incorporation of Apache
                           Corporation, dated December 16, 1999, as filed with the Delaware Secretary of State on December 17, 1999
                           (incorporated by reference to Exhibit 99.1 to Apache
                           Corporation's Current Report on Form 8-K, dated
                           December 17, 1999, SEC file no. 1-4300).

99.2*                      Certificate of Elimination of Series C Preferred
                           Stock of Apache Corporation, dated December 16, 2003, as filed with the Delaware Secretary of State on December 16, 2003.

99.3*                      Agreement and Plan of Merger between Apache
                           Corporation and Apache Clearwater Operations, Inc., dated December 16, 2003, as filed with the Delaware
                           Secretary of State on December 17, 2003, effective
                           December 31, 2003.

99.4*                      Certificate of Amendment of Restated Certificate of
                           Incorporation of Apache Corporation, dated December
                           18, 2003, as filed with the Secretary of State of Delaware on January 5, 2004, to be effective January
                           13, 2004.


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*      filed herewith




                                       2
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    APACHE CORPORATION


Date: January 8, 2004               /s/ Eric L. Harry
                                    --------------------------------------------
                                    Eric L. Harry
                                    Vice President and Associate General Counsel

                                INDEX TO EXHIBITS


EXHIBIT NO.                DESCRIPTION
-----------                -----------

99.1                       Restated Certificate of Incorporation of Apache
                           Corporation, dated December 16, 1999, as filed with the Delaware Secretary of State on December 17, 1999
                           (incorporated by reference to Exhibit 99.1 to Apache
                           Corporation's Current Report on Form 8-K, dated
                           December 17, 1999, SEC file no. 1-4300).

99.2*                      Certificate of Elimination of Series C Preferred
                           Stock of Apache Corporation, dated December 16, 2003, as filed with the Delaware Secretary of State on December 16, 2003.

99.3*                      Agreement and Plan of Merger between Apache
                           Corporation and Apache Clearwater Operations, Inc., dated December 16, 2003, as filed with the Delaware
                           Secretary of State on December 17, 2003, effective
                           December 31, 2003.

99.4*                      Certificate of Amendment of Restated Certificate of
                           Incorporation of Apache Corporation, dated December
                           18, 2003, as filed with the Secretary of State of Delaware on January 5, 2004, to be effective January
                           13, 2004.

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*      filed herewith